                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported): February 5, 2001
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                           THE INTERCEPT GROUP, INC.
                           -------------------------
                           (Exact Name of Registrant
                         as Specified in its Charter)


 Georgia                          01-14213                           58-2237359
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(State or Other                 (Commission                    (I.R.S. Employer
Jurisdiction of                 File Number)                Identification No.)
Incorporation)


3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia                    30071
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      (Address of Principal Executive Offices)                       (Zip Code)



      Registrant's telephone number, including area code: (770) 248-9600
                                                          --------------



                                      N/A
                            -----------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On February 5, 2001, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an agreement signed by the Registrant to acquire DPSC Software Incorporated from Netzee, Inc.


Item 6. Financial Statements, ProForma Financial Information and Exhibits

     (c) Exhibits

Item No.       Exhibit List

99.1           Press release dated February 5, 2001 issued by the Registrant.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE INTERCEPT GROUP, INC.


                                        By: /s/ Scott R. Meyerhoff
                                            --------------------------------
                                            Scott R. Meyerhoff
                                            Chief Financial Officer

Dated:  February 26, 2001

                                  EXHIBIT LIST

Exhibit No.       Description
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99.1              Press release dated February 5, 2001 issued by the Registrant.